UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	65-0847995
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

 (760) 707-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Item 7.01	Regulation FD Disclosure.

On March 23, 2021, Luke D’Angelo, the Chief Executive Officer of AppTech Corp. (“AppTech” or the “Company”) participated in a FORCE Family Office webinar (the “Webinar”). During the Webinar, Mr. D’Angelo discussed the current status and future aspirations of the Company.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Webinar. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the slide presentation for the Webinar.

The information in this Item 7.01 and the attached Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended whether made before or after the date hereof and regardless of any general incorporation language un such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the anticipated goals of the Company. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others and the ability to achieve the goals described in the Webinar, the impact of COVID-19 on AppTech’s business. Most of these factors are outside the Company’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect to any information provided and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Transcript of the Webinar, dated March 23, 2021.

99.2	Slide Presentation for the Webinar, dated March 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Dated: March 23, 2021	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Chief Executive Officer

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